INCOME TAXES (Details) - USD ($)	9 Months Ended
	Sep. 30, 2017	Sep. 30, 2016
Current
Federal	$ 0	$ 0
State	8,000	13,000
Prior Year (over)/under Accrual
Federal income tax refund	(178,000)	30,000
Total Current Expense	(170,000)	43,000
Deferred Tax Benefit	0	(2,145,000)
Net Benefit from Income Taxes	$ (170,000)	$ (2,102,000)